FUNDVANTAGE TRUST

WHV/EAM Emerging Markets Small Cap Equity Fund

WHV/EAM International Small Cap Equity Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the WHV/EAM Emerging Markets Small Cap Equity Fund and the WHV/EAM International Small Cap Equity Fund in the prospectus for the Class A and Class I shares of the Funds dated June 2, 2014 that was filed with the Securities and Exchange Commission pursuant to paragraph (e) of Rule 497 under the Securities Act of 1933, as amended, on July 10, 2015 (SEC Accession No. 0001104659-15-050622).

EXHIBIT INDEX

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase